METLIFE INVESTMENT FUNDS, INC.

MetLife Investment Diversified Bond Fund

MetLife Investment Small Company Stock Fund

400 Atrium Drive

Somerset, New Jersey 08873-4172

NOTICE OF NEW SUBADVISORY AGREEMENTS

                    , 2006

This Notice provides additional information regarding the three new subadvisers for MetLife Investment Funds, Inc. (the “Company,” “we,” or “us”), formerly CitStreet Funds, Inc., and about the subadvisory agreements with those new subadvisers.

On February 16, 2006, the Board of Directors of the Company (the “Board”), including all Directors who are not interested persons of the Company, as defined by the Investment Company Act of 1940 (the “Independent Directors”), approved new subadvisory agreements (“new agreements”) with the following three subadvisers:

•	Wellington Management Company, LLP (“Wellington Management”), for the Diversified Bond Fund;

•	Delaware Management Company (“Delaware Investments”), for the Small Company Stock Fund; and

•	OFI Institutional Asset Management, Inc. (“OFII”), for the Small Company Stock Fund, as successor to Babson Capital Management LLC (“Babson Capital”).

On February 16, 2006, the Board also approved the termination of one subadviser for the Diversified Bond Fund, Salomon Brothers Asset Management Inc (“Salomon Brothers”), and one subadviser for the Small Company Stock Fund, TCW Investment Management Company (“TCW”).

This Notice describes the circumstances surrounding the Board’s selection of the new subadvisers and the Board’s consideration and approval of the new agreements. This Notice also provides you with an overview of the terms of the new agreements. Copies of the new agreements are included as Appendix A to this Notice. The Diversified Bond Fund and the Small Company Stock Fund (the “Funds”), and OFII will pay for the costs associated with preparing and distributing this Notice. We began mailing this Notice on or about                     , 2006.

The new subadvisers are now managing assets for the Funds. The new subadvisory arrangements are reflected in the Company’s current prospectus, dated May 1, 2006.

We Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy.

We are furnishing this Notice to you in lieu of a proxy statement, pursuant to the terms of an exemptive order (“Order”) issued by the Securities and Exchange Commission (“SEC”). This

Notice does not require any action by you. It is provided to inform you about the new subadvisers. The Order permits the Board of Directors to adopt, without shareholder approval, new subadvisory agreements with advisers who are not affiliated with the MetLife Investment Funds Management LLC (the “Manager”) the Company’s Manager. In accordance with the Order, the Board of Directors has adopted new subadvisory agreements with Wellington Management, Delaware Investments and OFII.

We will furnish you a copy of our most recent annual and semi-annual report on request and without charge. If you wish to obtain a copy of either report, mail a request to MetLife Investment Funds Management LLC, 400 Atrium Drive, Somerset, New Jersey, 08873-4172, or call 1-800-242-7884.

BACKGROUND

The Diversified Bond Fund currently has three subadvisers, each of which is responsible for the day-to-day management of a portion of the Fund. The Fund is currently structured with one subadviser, Western Asset Management Company (“Western Asset”), investing primarily in U.S. investment-grade and U.S. government bonds, one subadviser, Wellington Management, investing primarily in U.S. investment-grade corporate bonds and U.S. government bonds and mortgage related securities (but which may invest up to 30% of assets in non-U.S. dollar bonds and currencies and high-yield bonds), and one subadviser using an index approach. Until its replacement by Wellington Management on May 1, 2006, Salomon Brothers served as a subadviser for the Diversified Bond Fund.

On or about December 1, 2005, Citigroup’s asset management business, including Salomon Brothers, was sold to Legg Mason, Inc. (“Legg Mason”), which owns Western Asset Management Company (“Western Asset”), a current subadviser to the Diversified Bond Fund. Legg Mason announced plans to combine the fixed income management operations of Salomon Brothers with Western Asset. Because the Manager and the Fund’s Board wanted to keep a three subadviser structure, the Manager conducted a search for a subadviser to replace Salomon Brothers. The Manager and its consultant received finalist presentations for two candidates. Based on the results of those meetings and further candidate reviews and fee negotiations, the Manager and its consultant recommended that the Fund’s Board approve Wellington Management as the replacement subadviser.

The Small Company Stock Fund also uses three subadvisers, one with a core strategy, one with a growth strategy and one with a value strategy. Until recently, TCW served as the value subadviser, and Babson Capital served as the growth subadviser.

In light of the assessment by the Manager and its consultant of TCW’s performance and personnel, the Manager and its consultant recommended that Delaware Investments replace TCW as the value subadviser for the Small Company Stock Fund. The recommendation was the result of a search for replacement candidates by the Manager and its consultant. The Manager and its consultant received finalist presentations for five candidates. The recommendation of Delaware Investments was the result of those meetings and further candidate reviews and fee negotiations.

The replacement of Babson Capital by OFII as the growth subadviser for the Small Company Stock Fund was prompted by a restructuring of the two firms, both of which are subsidiaries of Mass Mutual Life Insurance Company (“Mass Mutual”). Babson Capital initiated a restructuring under which it would focus on absolute return strategies and its traditional asset management teams, including the small company growth equity team that manages the Fund would be transferred to OFII, an affiliated company. The Manager and its consultant reviewed OFII and the impact of the shift of the current portfolio management team to OFII. As a result of this review, the Manager and its consultant recommended that the Fund replace Babson Capital with OFII as the growth subadviser for the Fund.

At a meeting on February 16, 2006, the Board met in person and received reports from the Manager and its consultant relating to the performance of the Diversified Bond Fund and the Small Company Stock Fund and their subadvisers, including reports on developments and changes of personnel at the subadvisory firms. The Board also received presentations from representatives of Wellington Management, Delaware Investments and OFII. After discussion, and consultation by the Independent Directors with their independent counsel, the Board approved the new subadvisory agreements with Wellington Management, Delaware Investments and OFII. The Board also approved the termination of the subadvisory agreements with Salomon Brothers and TCW. In the “Board Consideration” section below, we discuss in more detail the factors considered by the Board in approving the new agreements with Wellington Management, Delaware Investments and OFII. In the next section, we provide additional information about the new subadvisers.

INFORMATION ABOUT THE NEW SUBADVISERS

AND CHANGES IN SUBADVISORY FEES

Diversified Bond Fund

Wellington Management serves as a subadviser for the Diversified Bond Fund. Its offices are at 75 State Street, Boston, MA 02109. It serves as an investment adviser to a variety of institutional investors, including mutual funds. As of March 31, 2006, Wellington Management managed approximately $542 billion of assets.

The chart below shows the annual fee rates for the previous subadviser, Salomon Brothers, and the new subadviser, Wellington Management. The rates shown are annual rates based on average daily net assets allocated to the subadviser.

Previous Subadvisers	New Subadvisers
Salomon Brothers	Wellington Management
0.35% for first $50 million in assets;	0.35% for first $50 million in assets;
plus 0.30% for next $50 million in assets;	plus 0.30% for next $50 million in assets;
plus 0.25% for assets over $100 million	plus 0.15% for assets over $100 million

During 2005, the Fund paid $804,517 to Salomon Brothers.

The following calculations estimate the annual fees that would have been in effect for both Salomon Brothers and Wellington Management, assuming assets levels that were in effect on December 31, 2005. The fee for Salomon Brothers would have been $805,481, and the fee for Wellington Management would have been $613,288. The Wellington Management fee would have been 24% less than the Salomon Brothers fee using that assumption. The new subadviser fees are lower than the maximum fees previously approved by Fund shareholders. For more information regarding the effect on the subadviser changes on fees and expenses, please see “Additional Fee Information,” below.

Small Company Stock Fund

Delaware Investments serves as a subadviser for the Small Company Stock Fund. Its principal offices are at 2005 Market Street, Philadelphia, PA 19103. Delaware Investments was founded in 1929 and began offering its first mutual fund in 1938. As of December 31, 2005, Delaware Investments and its affiliates managed approximately $110 billion of assets. It is a subsidiary of Lincoln Financial.

OFII serves a subadviser for the Small Company Stock Fund. Its corporate offices are located at 2 World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281-1008. OFII, founded in 2001, is a wholly-owned subsidiary of OppenheimerFunds, Inc., one of the country’s largest mutual fund investment organizations. OppenheimerFunds, Inc. is owned by Oppenheimer Acquisition Corporation, a holding company that is controlled by Mass Mutual, a provider of life insurance, money management and asset accumulation services for individuals and businesses.

The chart below shows the annual fee rates for the previous subadvisers and the new subadvisers. The rates shown are annual rates based on average daily net assets allocated to the subadviser.

Previous Subadviser	New Subadviser
TCW	Delaware Investments
0.50% for first $50 million in assets;	0.50% of assets
0.45% for next $50 million in assets;
0.40% for assets over $100 million

Previous Subadviser	New Subadviser
Babson Capital	OFII
0.70% for first $100 million in assets;	0.70% for first $100 million in assets;
plus 0.65% for next $50 million in assets;	plus 0.65% for next $50 million in assets;
plus 0.60% for assets over $150 million	plus 0.60% for assets over $150 million
The above fee is reduced by 10% for the period	The above fee is reduced by 10% for the period
beginning October 1, 2005, and extending to	beginning October 1, 2005, and extending to
and including September 30, 2007.	and including September 30, 2007.

During 2005, the Fund paid the following fees to the previous subadvisers: TCW $641,397 and Babson Capital $834,956.

The following calculations estimate the annual fees that would have been in effect for both the previous subadvisers and the new subadvisers, assuming assets levels that were in effect on December 31, 2005. The fees for the previous subadvisers would have been as follows: TCW $647,123 and Babson Capital $966,411. The fees for the new subadvisers would have been as follows: Delaware Investments $715,154 and OFII $966,411. The Delaware Investments fee would have been 10.5% greater than the TCW fee using that assumption. The OFII fee would have been the same as the Babson Capital fee using that assumption. The new subadviser fees are lower than the maximum fees previously approved by Fund shareholders. For more information regarding the effect on the subadviser changes on fees and expenses, please see “Additional Fee Information,” below.

BOARD CONSIDERATION

On February 16, 2006, the full Board of Directors of the Company, including all of the Independent Directors, met in person to discuss the proposed changes to the subadvisers of the Diversified Bond Fund and the Small Company Stock Fund. The Board received and considered a variety of information about Wellington Management, Delaware Investments and OFII, including information about the organization and key personnel of each firm; the investment experience, investment philosophies and processes of each firm; their past performance in managing other funds and accounts; and their plan for staffing and managing their respective portions of the Funds. The Board also received and considered information regarding the transition costs expected in connection with the proposed subadviser changes.

After presentations by the Manager, the Manager’s consultant, Wellington Management, Delaware Investments and OFII, the Board, at the February 16, 2006 meeting, voted unanimously to approve the proposed subadvisory agreements with Wellington Management, Delaware Investments and OFII, and to terminate prior agreements with Salomon Brothers and TCW.

The Board determined that the proposed subadvisory agreements were in the best interests of investors in the Funds. In making that determination, the Board, including the Independent Directors advised by independent counsel, considered a variety of factors, including those discussed below.

Wellington Management

The Nature, Extent and Quality of Services Provided by the Subadviser

The Board received and considered information regarding the nature, extent and quality of the services that would be provided by Wellington Management to the Diversified Bond Fund.

The Board considered that the nature and extent of the services under the existing and proposed subadvisory agreements were generally similar and consistent with services generally provided by mutual fund subadvisers. In particular, under both the current and the proposed agreements, the subadviser would provide day-to-day portfolio management services in compliance with the Fund’s investment objective and policies.

With respect to the quality of services, the Board considered, among other things, the background and experience of Wellington Management personnel, including the proposed portfolio management team; the proposed investment strategy; information about Wellington Management and its financial condition; and Wellington Management’s investment and compliance policies and procedures. The Board received and considered reports from the Manager and its consultant analyzing Wellington Management and the current subadvisers.

The Board received and considered a report from the Company’s Chief Compliance Officer (“CCO”) regarding his review of Wellington Management’s compliance policies and procedures. Based on the CCO’s report and review, the Board concluded that the policies and procedures were reasonably designed to prevent violations of the federal securities laws.

The Board concluded that the Fund would benefit from the services to be provided by Wellington Management.

Investment Performance of the Fund and the Subadviser

The Board received and considered information about the investment performance of the Diversified Bond Fund, each current subadviser and Wellington Management. The information included quarterly reports provided by the Manager and its consultant on the performance of the Fund and the current subadvisers, as well as comparisons of those performances to benchmarks and to other mutual funds. The Board also received and considered information on the performance of Wellington Management using the strategy proposed for the Fund, including comparison to benchmark indices and other mutual funds using a similar strategy. The Board concluded that the Fund would benefit from a change to Wellington Management as a subadviser.

Costs of Services to be Provided by Subadviser and Profits to be Realized by Subadviser

The Board considered the proposed subadvisory fee schedule, which is lower than the fee schedule in place with Salomon Brothers, the subadviser to be replaced by Wellington

Management. The Board considered that, based on the Fund’s current assets, the change from Salomon Brothers to Wellington Management would result in a decrease in annual subadvisory fees from 0.28% to 0.21% of the Fund’s average annual net assets. The Board considered that the comparative fee information it reviewed in May 2005 showed that the Fund had relatively low expenses, versus comparable funds, and that the proposed agreement provided for reduced fees. The Board also considered that the Manager negotiated the proposed subadvisory fee on behalf of the Fund with Wellington Management, who is not an affiliate of the Manager. Because the engagement of Wellington Management is new, there is no historical profitability with regard to its arrangements with the Fund. As a result, the Board did not consider this factor. The Board noted that profitability would be reviewed annually in connection with the review of advisory agreements. Based on these factors, the Board concluded that the subadvisory fee under the new agreement with Wellington Management was reasonable.

Economies of Scale

The Board considered the extent to which the subadviser would realize economies of scale as the Fund grows, and whether the fee levels in the proposed subadvisory agreement would reflect those economies of scale for the benefit of investors. The Board noted that the proposed subadvisory fee included “breakpoints” (i.e., reductions in the percentage fee rate) at $50 million and $100 million of assets under management. The Board noted that, because subadvisory fees are paid directly by the Fund, Fund investors receive the benefit of the breakpoints. The Board also noted that, although there was no additional breakpoint over $100 million, the fee rate over $100 million was 0.10% less for Wellington Management than for Salomon Brothers. Accordingly, the Board concluded that the proposed fee levels provided an opportunity for Fund investors to benefit from economies of scale as the Fund grows.

Ancillary Benefits Realized by Subadviser

The Board considered ancillary benefits received by Wellington Management as a result of serving as subadviser to the Fund. In particular, Wellington Management provided information regarding its brokerage allocation policies and stated that it did not expect that it or its affiliates would receive any other ancillary benefits under the proposed subadvisory agreement. The Board concluded that any soft dollar benefits were consistent with benefits usually received by subadvisers to mutual funds.

Conclusion

Based on the factors discussed above, the Board approved Wellington Management as a new subadviser for the Diversified Bond Fund.

Delaware Investments

The Nature, Extent and Quality of Services Provided by the Subadviser

The Board received and considered information regarding the nature, extent and quality of the services that would be provided by Delaware Investments to the Small Company Stock Fund.

The Board considered that the nature and extent of the services under the existing and proposed subadvisory agreements were generally similar and consistent with services generally provided by mutual fund subadvisers. In particular, under both the current and the proposed agreements, the subadviser would provide day-to-day portfolio management services in compliance with the Fund’s investment objective and policies.

With respect to the quality of services, the Board considered, among other things, the background and experience of Delaware Investments personnel, including the proposed portfolio management team; the proposed investment strategy; information about Delaware Investments, its affiliates and its financial condition; and Delaware Investments’ investment and compliance policies and procedures. The Board received and considered reports from the Manager and its consultant analyzing Delaware Investments and the current subadvisers.

The Board received and considered a report from the Company’s CCO regarding his review of Delaware Investments’ compliance policies and procedures. Based on the CCO’s report and review, the Board concluded that the policies and procedures were reasonably designed to prevent violations of the federal securities laws.

The Board concluded that the Fund would benefit from the services to be provided by Delaware Investments.

Investment Performance of the Fund and the Subadviser

The Board received and considered information about the investment performance of the Small Company Stock Fund, each current subadviser and Delaware Investments. The information included quarterly reports provided by the Manager and its consultant on the performance of the Fund and the current subadvisers, as well as comparisons of those performances to benchmarks and to other mutual funds. The Board also received and considered information on the performance of Delaware Investments using the strategy proposed for the Fund, including comparison to benchmark indices and other mutual funds using a value strategy. The Board concluded that the Fund would benefit from a change to Delaware Investments as the value subadviser.

Costs of Services to be Provided by Subadviser and Profits to be Realized by Subadviser

The Board considered the proposed subadvisory fee schedule, which is higher than the fee schedule in place with TCW, the current value subadviser. The Board considered that, based on current assets, the change from TCW to Delaware Investments would result in an increase in annual subadvisory fees from 0.45% to 0.50% of the Fund’s average annual net assets. The Board considered that the fee rate compared favorably with the other active subadviser for the Small Company Stock Fund. The Board also considered that the comparative fee information it reviewed in May 2005 showed that the TCW portion of the Fund had relatively low expenses versus comparable funds, and that with the increase the Fund segment would still be below median. The Board also considered that the Manager negotiated the proposed subadvisory fee on behalf of the Fund, with Delaware Investments, who is not an affiliate of the Manager. Because the engagement of Delaware Investments is new, there is no historical profitability with regard to its arrangements with the Fund. As a result, the Board did not consider this factor. The Board noted that profitability would be reviewed annually in connection with the review of advisory agreements. Based on these factors, the Board concluded that the subadvisory fee under the new agreement with Delaware Investments was reasonable.

Economies of Scale

The Board considered the extent to which the subadviser would realize economies of scale as the Fund grows, and whether the fee levels in the proposed subadvisory agreement would reflect those economies of scale for the benefit of investors. The Board noted that although the proposed subadvisory fee did not include any “breakpoints” (i.e., reductions in the percentage fee rate), the Manager negotiated a relatively low fee rate overall. The Board noted that, because subadvisory fees are paid directly by the Fund, Fund investors receive the benefit of the reduced fee. Accordingly, the Board concluded that the absence of breakpoints was acceptable at the time.

Ancillary Benefits Realized by Subadviser

The Board considered ancillary benefits received by Delaware Investments and its affiliates as a result of serving as subadviser to the Fund. In particular, Delaware Investments provided information regarding its brokerage allocation and soft dollar policies. The Board concluded that any ancillary benefits, such as soft dollar benefits, were consistent with benefits usually received by subadvisers to mutual funds.

Conclusion

Based on the factors discussed above, the Board approved Delaware Investments as the new subadviser for the value portion of the Small Company Stock Fund.

OFII

The Nature, Extent and Quality of Services Provided by the Subadviser

The Board received and considered information regarding the nature, extent and quality of the services that would be provided by OFII to the Small Company Stock Fund.

The Board considered that the nature and extent of the services under the existing and proposed subadvisory agreements were generally similar and consistent with services generally provided by mutual fund subadvisers. In particular, under both the current and the proposed agreements, the subadviser would provide day-to-day portfolio management services in compliance with the Fund’s investment objective and policies.

With respect to the quality of services, the Board considered, among other things, the background and experience of OFII personnel, including the proposed portfolio management team; the proposed investment strategy; information about OFII, its affiliates and its financial condition; and OFII’s investment and compliance policies and procedures. The Board received and considered reports from the Manager and its consultant analyzing OFII and the current subadvisers.

The Board received and considered a report from the Company’s CCO regarding his review of OFII’s compliance policies and procedures. Based on the CCO’s report and review, the Board concluded that the policies and procedures were reasonably designed to prevent violations of the federal securities laws.

The Board concluded that the Fund would benefit from the services to be provided by OFII.

Investment Performance of the Fund and the Subadviser

The Board received and considered information about the investment performance of the Small Company Stock Fund, each current subadviser and OFII. The information included quarterly reports provided by the Manager and its consultant on the performance of the Fund and the current subadvisers, as well as comparisons of those performances to benchmarks and to other mutual funds. The Board also received and considered information on the performance of OFII using the strategy proposed for the Fund, including comparison to benchmark indices and other mutual funds using a value strategy. The Board concluded that the Fund would benefit from a change to OFII as the growth subadviser.

Costs of Services to be Provided by Subadviser and Profits to be Realized by Subadviser

The Board considered the proposed subadvisory fee schedule, which is the same as the fee schedule in place with Babson Capital, the current growth subadviser. The Board determined that its previous analysis of comparative fees and profitability remained valid (because there was no proposed fee change and the new agreement simply reflected the move of the portfolio management team from one affiliate to another). Based on these factors, the Board concluded that the subadvisory fee under the new agreement with OFII was reasonable.

Economies of Scale

The Board considered the extent to which the subadviser would realize economies of scale as the Fund grows, and whether the fee levels in the proposed subadvisory agreement would reflect those economies of scale for the benefit for investors. The Board noted that the proposed subadvisory fee included “breakpoints” (i.e., reductions in the percentage fee rate) at $100 million and $150 million of assets under management. The Board noted that, because subadvisory fees are paid directly by the Fund, Fund investors receive the benefit of the breakpoints. Accordingly, the Board concluded that the proposed fee levels provided an opportunity for Fund investors to benefit from economies of scale as the Fund grows.

Ancillary Benefits Realized by Subadviser

The Board considered ancillary benefits received by OFII and its affiliates as a result of serving as subadviser to the Fund. In particular, OFII provided information regarding its brokerage allocation and soft dollar policies. The Board concluded that any ancillary benefits, such as soft dollar benefits, were consistent with benefits usually received by subadvisers to mutual funds.

Conclusion

Based on the factors discussed above, the Board approved OFII as the new subadviser for the growth portion of the Small Company Stock Fund.

ADDITIONAL INFORMATION ON NEW SUBADVISORY AGREEMENTS

Other than fees, the new subadvisory agreements with Wellington Management, Delaware Investments and OFII are substantially similar to the subadvisory agreements with the previous subadvisers, Salomon Brothers, TCW and Babson Capital. Appendix A contains the full text of the subadvisory agreements. This section provides a summary of the key terms of the agreements.

Under the new subadvisory agreements, each subadviser’s responsibilities include:

•	managing the portion of the Fund allocated to the subadviser in accordance with the Fund’s investment objectives, policies and restrictions;

•	consulting with the Manager to set investment strategies;

•	acting in conformity with the articles of incorporation, by-laws, and prospectus of the Fund and with the instructions and directions of the Manager and the Board;

•	placing orders to purchase and sell investments and selecting brokers;

•	maintaining books and records on portfolio transactions;

•	providing transactional information to the Fund’s custodian;

•	providing records and other information to the Manager as necessary; and

•	maintaining compliance policies and procedures.

In response to new SEC rules requiring advisers to adopt proxy voting policies, each subadvisory agreement provides that, absent specific instructions to the contrary from the Manager, the subadviser shall vote all proxies with respect to investments of the Fund in accordance with the subadviser’s proxy voting policy as most recently provided to the Manager. The agreements also require the subadviser to maintain records relating to proxy votes and provide information to the Fund for required SEC filings.

Each subadvisory agreement sets the subadviser’s liability for losses of the Fund or the Manager due to acts or omissions of the subadvisers. Each agreement generally provides that the subadviser shall not be liable for any loss suffered by the Fund or the Manager as a result of any act or omission of the subadviser, except a loss resulting from the subadviser’s willful misfeasance, bad faith or gross negligence or from the subadviser’s reckless disregard of its obligations and duties under the agreement. The agreements provide that the Fund shall indemnify the subadviser, its employees, officers and directors and hold such parties harmless from all loss, cost, damage and expense incurred in connection with actions from which the subadviser is relieved of responsibility by the agreement.

Each subadvisory agreement may be amended by mutual consent. As required by the Investment Company Act of 1940, each subadvisory agreement may continue for more than two years only if it is annually re-approved by the Board. The Manager, the subadviser, or the Board may each terminate a subadvisory agreement on 30 to 60 days’ notice.

ADDITIONAL FEE INFORMATION

2005 Fee Information

The following tables summarize the expenses of the Small Company Stock Fund during 2005. They follow the format used in the prospectuses. Expenses are expressed as a percentage of average net assets during the year. These tables and examples do not include any expenses charged under any variable contract, such as sales charges or mortality and expense risk charges, and the expenses would be higher if they included contract expenses. The expenses of the Diversified Bond Fund are not included because the Fund’s expenses will not increase as a result of the replacement of Salomon Brothers as sub-advisor with Wellington Management.

I Shares

Small Company Stock Fund
Shareholder Fees (paid directly from your investment)	N/A
Sales Charge (Load) on Purchases	N/A
Deferred Sales Charge (Load)	N/A
Sales Charge (Load) on Reinvested Dividends	N/A
Redemption Fee	N/A
Exchange Fee	N/A
Account Fee	N/A
Annual Fund Operating Expenses (expenses deducted from Fund Assets)
Management Fees	0.63%
Distribution (12b-1) Fees	None
Other Expenses	0.15%
Total Annual Fund Operating Expenses	0.78%

R Shares

Small Company Stock Fund
Shareholder Fees (paid directly from your investment)	N/A
Sales Charge (Load) on Purchases	N/A
Deferred Sales Charge (Load)	N/A
Sales Charge (Load) on Reinvested Dividends	N/A
Redemption Fee	N/A
Exchange Fee	N/A
Account Fee	N/A
Annual Fund Operating Expenses (expenses deducted from Fund Assets)
Management Fees	0.63%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.26%
Total Annual Fund Operating Expenses	1.14%

The following examples show the total expenses that would be payable if a shareholder redeemed his or her shares after having held them for one, three, five, and ten year periods, respectively. The examples are based on 2005 expenses listed in the tables above. Actual expenses may be greater or less than shown. The examples assume that you invest $10,000 in the Fund for the periods indicated and then redeem all of your shares at the end of those periods. The examples assume that your investment has a 5% annual rate of return (pursuant to SEC requirements) and that the Fund’s operating expenses remain the same. The examples do not include any expenses charged under any variable contract, such as sales charges or mortality and expense risk charges, and the expenses would be higher if they included contract expenses. These hypothetical rates of return are not intended to be representative of past or future performance. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

I Shares

Small Company Stock Fund
1 year	$80
3 years	$250
5 years	$435
10 years	$969

R Shares

Small Company Stock Fund
1 year	$117
3 years	$364
5 years	$631
10 years	$1,392

You would pay the same expenses if you did not redeem your shares.

Pro Forma Fee Information

The following tables show an estimate of what 2005 expenses would have been if Delaware Investments and OFII had served as subadvisers for the Small Company Stock Fund instead of TCW and Babson Capital. An estimate of what 2005 expenses would have been if Wellington Management had served as subadviser for the Diversified Bond Fund is not provided because the expenses would have been lower than they were when Salomon Brothers served as subadviser.

Because the subadvisers have different fees, overall fees will vary depending on the allocation of assets among the subadvisers. The charts below assume that during 2005 the Fund’s assets were equally divided among the subadvisers. As in the two immediately preceding tables, expenses are expressed as a percentage of average net assets during the year. In addition, these tables and examples do not include any expenses charged under any variable contract, such as sales charges or mortality and expense charges, and the expenses would be higher if they included contract expenses.

I Shares

Small Company Stock Fund
Shareholder Fees (paid directly from your investment)	N/A
Sales Charge (Load) on Purchases	N/A
Deferred Sales Charge (Load)	N/A
Sales Charge (Load) on Reinvested Dividends	N/A
Redemption Fee	N/A
Exchange Fee	N/A
Account Fee	N/A
Annual Fund Operating Expenses (expenses deducted from Fund Assets)
Management Fees	0.64%
Distribution (12b-1) Fees	None
Other Expenses	0.15%

Total Annual Fund Operating Expenses	0.79%

R Shares

Small Company Stock Fund
Shareholder Fees (paid directly from your investment)	N/A
Sales Charge (Load) on Purchases	N/A
Deferred Sales Charge (Load)	N/A
Sales Charge (Load) on Reinvested Dividends	N/A
Redemption Fee	N/A
Exchange Fee	N/A
Account Fee	N/A
Annual Fund Operating Expenses (expenses deducted from Fund Assets)
Management Fees	0.64%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.26%

Total Annual Fund Operating Expenses	1.15%

The following examples show the total expenses that would be payable if a shareholder redeemed his or her shares after having held them for one, three, five, and ten year periods, respectively. The examples are based on the pro forma 2005 expenses listed in the above table. Actual expenses may be greater or less than shown. The examples assume that you invest $10,000 in the Fund for the periods indicated and then redeem all of your shares at the end of those periods. These examples assume that your investment has a 5% annual rate of return (pursuant to SEC requirements) and that the Fund’s operating expenses remain the same. These examples do not include any expenses charged under any variable contract, such as sales charges or mortality and expense risk charges, and the expenses would be higher if they included contract expenses. This hypothetical rate of return is not intended to be representative of past or future performance. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

I Shares

Small Company Stock Fund
1 year	$81
3 years	$253
5 years	$440
10 years	$981

R Shares

Small Company Stock Fund
1 year	$118
3 years	$367
5 years	$636
10 years	$1,404

ADDITIONAL INFORMATION ABOUT METLIFE INVESTMENT FUNDS, INC.

MetLife Investment Funds, Inc. is an open-end management investment company registered under the Investment Company Act of 1940, commonly called a mutual fund. MetLife Investment Funds, Inc. is organized as a Maryland corporation. MetLife Investment Funds, Inc.’s principal executive offices are located at 400 Atrium Drive, Somerset, New Jersey 08873-4172.

MetLife Investment Funds, Inc. utilizes a Manager/Subadviser structure for advisory services.

MetLife Investment Funds Management LLC (the “Manager”) is located at 400 Atrium Drive, Somerset, New Jersey 08873-4172. The Manager has ultimate responsibility for all investment advisory services. It supervises the subadvisers, who make the day-to-day investment decisions for the Funds and recommends changes to the Board of Directors if warranted. The Manager allocates a Fund’s assets between or among the subadvisers for that Fund.

Each Fund pays its subadvisory fees directly to the subadvisers and pays the Manager a separate fee equal to an annual rate of 0.25% of average daily net assets. In 2005, the Diversified Bond Fund paid the Manager $2,280,184, and the Small Company Stock Fund paid the Manager $1,102,986.

The Manager is located at 400 Atrium Drive, Somerset, NJ 08873-4172 and is a wholly-owned subsidiary of CitiStreet Retirement Services LLC, which is a wholly-owned subsidiary of Metropolitan Tower Life Insurance Company, a Delaware life insurance company, 111 Continental Drive, Suite 101, Newark, DE 19713, which is a direct wholly-owned subsidiary of MetLife, Inc., 200 Park Avenue, New York, NY 10166, a publicly-traded corporation.

The following chart provides information about the Company’s directors and officers who are also officers, employees, directors, general partners, or shareholders of the Manager:

Name	Position with the Company	Position with the Manager
Alan C. Leland, Jr.	President	Director and President
John F. Guthrie, Jr.	Vice President	Vice President
Jeffrey P. Halperin	Chief Compliance Officer	Chief Compliance Officer

CitiStreet Equities LLC, 400 Atrium Drive, Somerset, NJ 08873-4172, serves as principal underwriter of the shares of the Funds. Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, 02116, serves as the Fund’s independent accountant, providing audit services.

In 2005, the Company paid State Street Bank & Trust Company (“State Street”), 225 Franklin Street, Boston MA 02110, $1,549,996 as custodian and accounting services agent for the Company. This amount encompasses payments for each of the Company’s four Funds, the International Stock Fund, the Small Company Stock Fund, the Large Company Stock Fund, and the Diversified Bond Fund.

In 2005, the Company paid Boston Financial Data Services (“BFDS”), 2 Heritage Drive, North Quincy, MA 02171, $123,358 for services as transfer agent and dividend disbursing agent for the Company. This amount encompasses payments for each of the Company’s four Funds.

In 2005, the Diversified Bond Fund paid no commissions to brokers affiliated with the Manager or the subadvisers.

In 2005, the Small Company Stock Fund paid $4,040 to Citigroup Global Markets, and $249,567 to State Street Brokerage, each an affiliate of the Manager through September 1, 2005. The payments to Citigroup Global Markets constituted 0.44% of the Small Company Stock Fund’s total commission payments in 2005, and the payments to State Street Brokerage constituted 26.96% of the Small Company Stock Fund’s total commission payments in 2005.

The previous subadvisory agreements with TCW and Babson Capital as subadvisers for the Small Company Stock Fund were last approved by the Board, including a majority of the Independent Directors, on August 17, 2005. The previous subadvisory agreement with Salomon Brothers as a subadviser to the Diversified Bond Fund was last approved by the Board, including a majority of the Independent Directors, on September 27, 2005.

ADDITIONAL INFORMATION ABOUT THE NEW SUBADVISERS

Wellington Management

Wellington Management Company, LLP (“Wellington Management”) is a Massachusetts limited liability partnership. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of March 31, 2006, Wellington Management had investment management authority with respect to approximately $542 billion in assets.

Wellington Management is owned by its 95 partners, all of whom are active members of the firm. The principal executive officers of Wellington Management and their principal occupations are listed in the table below. Please note that these individuals are not necessarily those with the largest economic interests in the firm. All of the principal executive officers can be reached at the firm’s principal business address 75 State Street, Boston, Massachusetts 02109.

Name	Principal Occupation
Nicholas C. Adams	Partner
Paul Braverman	Partner and Chief Financial Officer
Laurie A. Gabriel	Managing Partner
Paul J. Hamel	Partner
James P. Hoffmann	Partner
Saul J. Pannell	Partner
John R. Ryan	Managing Partner
Perry M. Traquina	Managing Partner, President and Chief Executive Officer
Cynthia M. Clarke	Partner and Chief Legal Officer
Philip H. Perelmuter	Partner
Selwyn J. Notelovitz	Chief Compliance Officer
Thomas L. Pappas	Partner

No fees were paid by the Diversified Bond Fund to Wellington Management or its affiliates during the most recent fiscal year end. However, the Large Company Stock Fund, another series of the Company paid aggregate fees of $1,205,462 to Wellington Management in the fiscal year ended December 31, 2005.

Delaware Investments

Delaware Management Company (“Delaware Investments”) serves as one of the subadvisers for the Small Company Stock Fund. Delaware Investments is a series of Delaware Management Business Trust. Delaware Investments, as well as DMH Corp., Delaware Investments U.S., Inc., Delaware General Management, Inc., Delaware Service Company, Inc., Delaware Distributors, Inc., Delaware Management Trust Company, Delaware Management Business Trust, Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Capital Management (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Retirement Financial Services, Inc. and LNC Administrative

Services, Inc., are direct or indirect subsidiaries of Delaware Management Holdings, Inc. (“DMH”). DMH is an indirect, wholly owned subsidiary, and subject to the ultimate control, of Lincoln National Corporation. Lincoln National Corporation, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware Investments is the marketing name for DMH and its subsidiaries.

The following are the names of the Directors of Delaware Management Company, Inc.:

Jude T. Driscoll, John C.E. Campbell, Patrick P. Coyne, David P. O’Connor and See Yeng Quek.

Below are the names, positions, and principal occupation of each executive officer and director of Delaware Investments.

Jude T. Driscoll	President/Chief Executive Officer

Ryan K. Brist	Executive Vice President/Managing Director/Chief Investment Officer, Fixed Income

John C.E. Campbell	Executive Vice President/Global Marketing & Client Services

Patrick P Coyne	Executive Vice President/Managing Director/Chief Investment Officer, Equity Investments

Philip N. Russo	Executive Vice President/Chief Financial Officer

See Yeng Quek	Executive Vice President/Managing Director/Chief Investment Officer, Fixed Income

Douglas L. Anderson	Senior Vice President/Operations

Marshall T. Bassett	Senior Vice President/Chief Investment Officer-Emerging Growth Equity

Joseph Baxter	Senior Vice President/Head of Municipal Bond Investments

Christopher S. Beck	Senior Vice President/Senior Portfolio Manager

Michael P. Bishof	Senior Vice President/Investment Accounting

Michael P. Buckley	Senior Vice President/Director of Municipal Research

Stephen R. Cianci	Senior Vice President/Senior Portfolio Manager

Robert F. Collins	Senior Vice President/Senior Portfolio Manager

Timothy G. Connors	Senior Vice President/Chief Investment Officer-Value-Total Shareholder Return

George E. Deming	Senior Vice President/Senior Portfolio Manager

James A. Forant	Senior Vice President/Director, Technical Services

Brian D. Funk Brent	Senior Vice President/Director of Credit Research

C. Garrells Stuart M.	Senior Vice President/Senior Research Analyst

George Paul Grillo	Senior Vice President/Head of Equity Trading

Jonathan Hatcher	Senior Vice President/Senior Portfolio Manager

William F. Keelan	Senior Vice President/Senior Research Analyst

Carolyn McIntyre	Senior Vice President/ Director of Quantitative Research

Francis X. Morris	Senior Vice President/Human Resources

Brian L. Murray, Jr.	Senior Vice President/Chief Investment Officer-Core Equity

Susan L. Natalini	Senior Vice President/Chief Compliance Officer

Zoe Neale D. Tysen	Senior Vice President/Global Marketing & Client Services

Nutt David P. O’Connor	Senior Vice President/Chief Investment Officer-International Equity Senior Vice President/Strategic Investment Relationships and Initiatives/General Counsel

John J. O’Connor	Senior Vice President/Investment Accounting

Phillip R. Perkins	Senior Vice President/Senior Portfolio Manager

Timothy L. Rabe	Senior Vice President/Senior Portfolio Manager/Head of High Yield

Richard Salus James	Senior Vice President/Controller/Treasurer

L. Shields Jeffrey S.	Senior Vice President/Chief Information Officer

Van Harte Christopher Yanney	Senior Vice President/Chief Investment Officer-Focus Growth Equity/Senior Portfolio Manager

Gary T. Abrams	Vice President/Senior Equity Trader

Christopher S. Adams	Vice President/Portfolio Manager/Senior Equity Analyst

Renee E. Anderson Damon	Vice President/Senior Equity Analyst

J. Andres Margaret	Vice President/Senior Portfolio Manager

MacCarthy Bacon Todd	Vice President/Investment Specialist

Bassion Richard E. Biester	Vice President/Senior Research Analyst

Christopher J. Bonavico	Vice President/Equity Trader

Vincent A. Brancaccio	Vice President/Senior Portfolio Manager, Equity Analyst

Kenneth F. Broad Mary	Vice President/Senior Equity Trader

Ellen M. Carrozza Stephen	Vice President/Senior Portfolio Manager, Equity Analyst

G. Catricks Anthony G.	Vice President/Client Services

Ciavarelli David F. Connor	Vice President/Portfolio Manager

Stephen J. Czepiel Joseph	Vice President/Assistant General Counsel/Assistant Secretary

F. DeMichele Christopher	Vice President/Deputy General Counsel/Secretary

M. Erickson Joel A.	Vice President/Senior Municipal Bond Trader

Ettinger Phoebe W. Figland	Vice President/High Grade Trading

Joseph Fiorilla Charles E.	Vice President/Portfolio Manager/Equity Analyst

Fish Clifford M. Fisher	Vice President/Taxation

Patrick G. Fortier Denise	Vice President/Investment Accounting

A. Franchetti James A.	Vice President/Trading Operations

Furgele Barry S. Gladstein	Vice President/Senior Equity Trader

Edward Gray Brian T.	Vice President/Senior Municipal Bond Trader

Harmon Lisa L. Hansen	Vice President/Portfolio Manager/Equity Analyst

Gregory M. Heywood	Vice President/Portfolio Manager/Municipal Bond Credit Analyst

Sharon Hill	Vice President/Investment Accounting

Christopher M Holland	Vice President/Portfolio Manager

Michael E. Hughes Jordan	Vice President/Senior Portfolio Manager

L. Irving Cynthia Isom	Vice President/Senior Portfolio Manager

Kenneth R. Jackson Audrey	Vice President/Head of Focus Growth Trading

Kohart Andrew	Vice President/Portfolio Manager/equity Analyst

Kronschnabel Nikhil G.	Vice President/Head of Quantitative Research & Analytics

Lalvani steven T. Lampe	Vice President/Portfolio Manager

Alfio Leone IV Anthony A.	Vice President/Senior Equity Analyst

Lombard Francis P. Magee	Vice President/Senior Portfolio Manager

Charles (Tom) T. McClintic	Vice President/Portfolio Manager

Andrew M McCuilagh, Jr.	Vice President/Quantitative Analyst

Michael S. Morris Scott	Vice President/Financial Planning and Reporting

Moses Philip O. Obazee	Vice President/High Grade Trader

Donald G. Padilla	Vice President/Senior Equity Analyst
Vice President/Portfolio Manager
Vice President/High Grade Trader
Vice President/Senior Portfolio Manager
Vice President/equity Business Manager

Vice President/High Yield Trader
Vice President/Senior Portfolio Manager
Vice President/Portfolio Manager/Senior Equity Analyst
Vice President/High Grade Trader
Vice President/Derivatives Manager
Vice President/Portfolio Manager/senior Equity Analyst

Daniel J. Prislin	Vice President/Senior Portfolio Manager/Euity Analyst

Craig S Remsen	Vice President/Senior Credit Research Analyst

Carl Rice	Vice President/Senior Investment Specialist, Large Cap, Value Focus Equity

Joseph T. Rogina	Vice President/Equity Trader

Kevin C Schildt	Vice President/Senior Municipal Credit Analyst

Richard D. Seidel	Vice President/Assistant Controller/Assistant Treasurer

Thomas S. Socha	Vice President/Credit Research Analyst

Brenda L. Sprigman	Vice President/Business Manager, Fixed Income

Matthew j Stephens	Vice President/Senior Credit Research Analyst

Michael T. Taggart	Vice President/Facilities & Administrative Services

Ris6 Taylor Matthew	Vice President/Strategic Investment Relationships

Todorow Spencer M.	Vice President/Portfolio Manager

Tullo Robert A.	Vice President/High Yield Trader

Bogel, Jr. Lori P.	Vice President/Senior Portfolio Manager

Wachs Laura A.	Vice President/Portfolio Manager

Wagner Kathryn R.	Vice President/Investment Accounting

Williams James J.	Vice President/Associate General Counsel/Assistant Secretary

Wright	Vice President/Senior Equity Analyst

Kevin Adamson	Second Vice President/Strategic Investment Relationships

James E. Blake Bryan J.	Assistant Vice President/Compliance

Cassaday Jennifer L.	Assistant Vice President/Senior Accounting Manager

Craney-Reppert Cori E.	Assistant Vice President/Equity Trader

Daggett Michael E.	Assistant Vice President/Counsel/Assistant Secretary

Dresnin William J. Dwyer	Assistant Vice President/ Counsel/Assistant Secretary

Abby C. Fick Richard J.	Assistant Vice President/Corporate Actions

Filip Daniel V. Geatens	Assistant Vice President/legal Services

Molly Graham John P.	Assistant Vice President/Municipal Bond Trader

Haydu Matthew G.	Assistant Vice President/Performance Analyst III

Higgins Jerel A. Hopkins	Assistant Vice President/Legal Services

David E. Hullhorst Kayann	Assistant Vice President/Corporate Accounting

Johnson Karin M. Kelly	Assistant Vice President/Credit Research Analyst

Daniel R. Lang john	Assistant Vice President/Counsel/Assistant Secretary

Leszczynski Kevin M.	Assistant Vice President/Trading Operations Business Analyst

Miskewicz Thomas J.	Assistant Vice President/Investment Accounting

Morrisroe Joseph M.	Assistant Vice President/Quantitative Analysis Supervisor`

Mueller	Assistant Vice President/Performance Analyst
Assistant Vice President/Investment Accounting

John R. Murray James P.	Assistant Vice President/Telecommunications

O’Neill Caleb Piper Udail	Assistant Vice President/Investment Accounting

K. Puramsetti Gretchen	Assistant Vice President/Emerging Markets Debt Trader/Portfolio Manager

Regan Eric W. Schmidt Jil	Assistant Vice President/Senior Equity Analyst

E. Schoeff-Lindholm	Assistant Vice President/Senior Compliance Officer

David S. Sheusi Van Tran	Assistant Vice President/Equity Analyst

Lorraine Warren Wade	Credit Research Analyst

Wescott Nashira Wynn	Assistant Vice President/Quantitative Analyst
Assistant Vice President/Investment Accounting
Assistant Vice President/Portfolio Manager II
Assistant Vice President/Equity Analyst

Assistant Vice President/Research Analyst
Assistant Vice President/Municipal Bond Trader
Assistant Vice President/Equity Analyst
Assistant Vice President/ Senior Equity Analyst

Greg Zappin	Assistant Vice President/Senior Credit Research Analyst

Douglas R. Zinser	Assistant Vice President/Credit Research Analyst

Cindy Lindenberg	Compliance Officer Tax

Dennis Norman	Compliance Officer

William H. Speacht	Compliance Officer

Delaware Investments provides advice for the following registered investment companies investing in small company stocks:

Name of Registered Investment Company	Size as of March 31, 2006	Advisory Fee Rate
Mercantile Capital Opportunities Funds*	$249,650,976	0.70% on First $100M
		0.60% on Next 150M
		0.50% on Next 250M
		0.45% Over %5000
Consulting Gourp Capital Markets Small Cap Value Fund	$112,364,631	0.50%

No fees were paid by the Fund to Delaware Investments and its affiliated persons during the most recent fiscal year.

OFII

OFII is a wholly-owned subsidiary of Oppenheimer Funds, Inc., one of the country’s largest mutual fund investment organizations. Oppenheimer Funds is owned by Oppenheimer Acquisition Corporation, a holding company that is controlled by Massachusetts Mutual Life Insurance Company.

The principal business address of OFII and its principal executive officers and directors is 2 World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281-1008. OFII’s principal executive officers are as follows:

Name and Title	Office
Charles L. McKenzie	Chairman, Chief Executive Officer and Chief Investment Officer
Jeffrey P. Lagarce	President
John Lieb	Chief Operating Officer
Robert G. Zack	Senior Vice President and General Counsel
Mark Vandehey	Chief Compliance Officer
William Jaume	Senior Vice President
Angelo Manioudakis	Senior Vice President
Diederik Werdmolder	Senior Vice President
John Huttlin	Senior Vice President
Brian Wixted	Treasurer
Lamar Kunes	Vice President and Director of Finance

OFII provides advice for the following registered investment companies investing in small company stocks:

Name of Registered Investment Company	Size		Advisory Fee Rate
MassMutual Premier Small Capitalization Value Fund	$117,623,382	(1)	0.40% of average daily net assets

MassMutual Premier Small Company Opportunities Fund	$770,835,641	(1)	0.40% for the first $1 billion of average daily net assets and 0.30% of average daily net assets over $1 billion

Ameritas Small Company Equity Portfolio	$28,295,949	(2)	0.70% on the first $25 million of average daily net assets; 0.65% on the next $50 million in average daily net assets, and 0.55% of the average daily net assets in excess of $75 million

(1)	As of May 31, 2006.
(2)	As of March 31, 2006.

The Diversified Bond Fund paid Babson Capital $834,956 in advisory fees for the fiscal year ended December 31, 2005. Other than the fees paid to Babson Capital, no fees were paid by the Funds to OFII and its affiliated persons for the fiscal year ended December 31, 2005.

Ownership of Shares

Shares of each Fund are available for purchase only by separate accounts established by MetLife and its insurance company affiliates (collectively, the “Insurance Companies”), and certain eligible qualified retirement plans (“Qualified Plans”). The Funds serves as the investment vehicle for (1) variable insurance, variable annuity and group annuity products of the Insurance Companies and (2) Qualified Plans. Shares of the Portfolios are not offered for direct purchase by the investing public. The number of shares of beneficial interest of each Fund issued and outstanding as of May 1, 2006 was as follows:

Fund/Class Name	Name and Address of Beneficial Owner	Percentage of Class
International Stock Fund

Class I	Smith Barney Corp Trust Co. FBO Copeland Retirement Trust Account 2 Tower Center E Brunswick, NJ 08816-1100	28.33%

Class I	Travelers Insurance Company Shareholder Accounting PO BOX 990027 Hartford, CT 06199-0027	63.03%

Class I	Travelers Life & Annuity Company Shareholder Accounting PO BOX 990027 Hartford, CT 06199-0027	8.02%

Class R	Smith Barney Corp Trust Co. FBO Copeland Retirement Trust Account 2 Tower Center E Brunswick, NJ 08816-1100	83.07%

Class R	Smith Barney Corporate Trust Co FBO Smith Barney 401(K) Account 2 Tower Center BLVD E Brunswick, NJ 08816-1100	16.83%

Small Company Stock Fund

Class I	Smith Barney Corp Trust Co. FBO Copeland Retirement Trust Account 2 Tower Center E Brunswick, NJ 08816-1100	23.27%

Class I	Travelers Insurance Company Shareholder Accounting PO BOX 990027 Hartford, CT 06199-0027	68.65%

Class I	Travelers Life & Annuity Company Shareholder Accounting PO BOX 990027 Hartford, CT 06199-0027	7.52%

Class R	Smith Barney Corp Trust Co. FBO Copeland Retirement Trust Account 2 Tower Center E Brunswick, NJ 08816-1100	89.50%

Class R	Smith Barney Corporate Trust Co FBO Smith Barney 401(K) Account 2 Tower Center BLVD E Brunswick, NJ 08816-1100	10.40%

Large Company Stock Fund

Class I	Smith Barney Corp Trust Co. FBO Copeland Retirement Trust Account 2 Tower Center E Brunswick, NJ 08816-1100	29.45%

Class I	Travelers Insurance Company Shareholder Accounting PO BOX 990027 Hartford, CT 06199-0027	61.98%

Class I	Travelers Life & Annuity Company Shareholder Accounting PO BOX 990027 Hartford, CT 06199-0027	7.95%

Class R	Smith Barney Corp Trust Co. FBO Copeland Retirement Trust Account 2 Tower Center E Brunswick, NJ 08816-1100	92.98%

Class R	Smith Barney Corporate Trust Co FBO Smith Barney 401(K) Account 2 Tower Center BLVD E Brunswick, NJ 08816-1100	6.88%

Class R	Smith Barney Corp Trust Co. FBO Copeland Retirement Trust Account 2 Tower Center E Brunswick, NJ 08816-1100	94.01%

Class R	Smith Barney Corporate Trust Co FBO Smith Barney 401(K) Account 2 Tower Center BLVD E Brunswick, NJ 08816-1100	5.88%

Diversified Bond Fund

Class I	Smith Barney Corp Trust Co. FBO Copeland Retirement Trust Account 2 Tower Center E Brunswick, NJ 08816-1100	32.18%

Class I	Travelers Insurance Company Shareholder Accounting PO BOX 990027 Hartford, CT 06199-0027	56.62%

Class I	Travelers Life & Annuity Company Shareholder Accounting PO BOX 990027 Hartford, CT 06199-0027	10.27%

APPENDIX A: INVESTMENT SUBADVISORY AGREEMENTS

INVESTMENT SUBADVISORY AGREEMENT

Agreement made as of this 1st day of May 2006, among MetLife Investment Funds, Inc., a Maryland corporation (the “Series Fund”), MetLife Investment Funds Management LLC, a New Jersey limited liability company (the “Manager”), and Wellington Management Company LLP, a Massachusetts limited liability partnership (the “Subadviser”).

WHEREAS, MetLife Investment Funds Management LLC has entered into a management agreement (the “Management Agreement”) with the Series Fund, a diversified open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), pursuant to which MetLife Investment Funds Management LLC will act as Manager of the Series Fund; and

WHEREAS, the Series Fund is currently divided into four separate series or Funds, each of which is established pursuant to a resolution of the Board of Directors of the Series Fund, and the Series Fund may in the future add additional Funds; and

WHEREAS, the Manager has the responsibility of evaluating, recommending, and supervising investment advisers to each Fund and, in connection therewith, desires to retain the Subadviser to provide investment advisory services to the MetLife Investment Diversified Bond Fund (the “Fund”), the Series Fund has the responsibility of compensating the investment advisers to each Fund and desires to retain the Subadviser to provide investment advisory services to the Fund, and the Subadviser is willing to render such investment advisory services.

NOW, THEREFORE, the parties agree as follows:

1. (a) Subject to the supervision of the Manager and of the Board of Directors of the Series Fund, the Subadviser shall manage the investment operations of the assets of the Fund allocated by the Manager to the Subadviser (such assets referred to as the “Allocated Assets”), including the purchase, retention and disposition of portfolio investments, in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Prospectus of the Fund (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”) and subject to the following understandings:

(i) The Subadviser shall consult periodically with the Manager, and they shall agree upon the current investment strategy for the Allocated Assets in the light of anticipated cash flows.

(ii) The Subadviser shall provide supervision of the Allocated Assets’ investments and determine from time to time what securities, options, futures contracts, and other investments included in the Allocated Assets will be purchased, retained, or sold by the Fund, and what portion of the Allocated Assets will be invested or held uninvested as cash or short-term investments.

(iii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Articles of Incorporation, By-Laws, and Prospectus of the Series Fund and with the instructions and directions of the Manager and of the Board of Directors of the Series Fund, and will conform to and comply with the applicable requirements of the 1940 Act, the Investment Advisers Act of 1940, the asset diversification provisions of the Internal Revenue Code of 1986, and all other applicable federal laws and regulations, including , the diversification provisions of the Code applicable to “regulated investment companies” (as defined in Section 851 of the Code) and “segregated asset accounts” (as defined in Section 817 of the Code), all as from time to time in effect. If the Fund inadvertently fails the diversification requirements of Section 817(h) of the Code, the Subadviser shall assist the Manager in the preparation of any request for relief or argument to the Commission of the Internal Revenue Service pursuant to Treas. Reg. Section 1-817-5(c)(2) and Revenue Procedure 92-95 (or its successor).

(iv) The Subadviser will place orders for the securities, options, futures contracts, and other investments to be purchased or sold as part of the Allocated Assets with or through such persons, brokers, dealers, or futures commission merchants (including but not limited to persons affiliated with the Manager or Subadviser) as the Subadviser may select in order to carry out its policy with respect to brokerage transactions. In providing the Fund with investment advice and management, the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers and futures commission merchants, and the brokerage and research services they provide to the Subadviser or the Fund. The parties agree that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis that certain brokers or futures commission merchants are able to provide. The parties further agree that brokers and futures commission merchants that provide such research and analysis may execute brokerage transactions at a higher cost to the Fund than would result if orders to execute such transactions had been placed with other brokers on the sole basis of ability to obtain the most favorable price and efficient execution. Therefore, notwithstanding the second sentence of this paragraph 1(a)(iv), the Subadviser is authorized to place orders for the purchase and sale of securities, options, futures contracts, and other investments for the Fund with brokers or futures commission merchants who provide the Subadviser with such research and analysis, subject to review by the Manager and the Series

Fund’s Board of Directors from time to time with respect to the extent and continuation of this practice. The Series Fund and the Manager acknowledge that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser’s services to other clients.

When the Subadviser deems the purchase or sale of a security, option, futures contract, or other investment to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, options, futures contracts, or other investments to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution and to allocate the shares purchased or sold among the Series Fund and the Subadviser’s other clients on a fair and nondiscriminatory basis, in a manner consistent with the Subadviser’s fiduciary obligations to the Fund and to such other clients.

(v) The Subadviser shall maintain all books and records with respect to the portfolio transactions of the Allocated Assets required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and by Rule 17e-1(c)(2) under the 1940 Act. The Subadviser shall provide to the Series Fund and the Manager such reports and information as may be reasonably requested by the Series Fund, its Board of Directors or the Manager, including information requested with respect to the periodic review of this Agreement by the Board of Directors of the Series Fund under Section 15 of the 1940 Act. The Subadviser shall furnish the Manager and any administrator daily, weekly, monthly, quarterly and/or annual reports concerning portfolio transactions and the investment performance of the Fund in such form as may be mutually agreed upon, and agrees to review the Fund and discuss the management of the Fund with representatives or agents of the Manager, any administrator or the Series Fund at their reasonable request. The Subadviser shall, as part of a complete portfolio compliance testing program, perform quarterly diversification testing under Section 817 (h) of the Code. However, the Manager agrees that the official testing for the Fund’s compliance with the Internal Revenue Code of 1986 shall be performed by the Manager or by the Fund’s custodian. The Subadviser shall provide timely notice each calendar quarter if, in accordance with its records, such diversification with respect to its allocated portion was not satisfied. The Manager agrees that in the event that the Fund was not in compliance with Section 817(h) or Section 851 of the Code that it will instruct the Subadviser on the corrections that it should take within 30 days of the end of the calendar quarter. The Subadviser shall also provide the Manager, any administrator or the Series Fund with such other information and reports as may reasonably be requested by the Manager, any administrator or the Series Fund from time to time, including without limitation (i) all material as reasonably may be requested by the Directors of the Series Fund pursuant to Section 15(c) of the 1940 Act; (ii)

monthly or quarterly compliance checklists in the form prescribed by the Manager; and (iii) such periodic reports as may be required by the Series Fund’s or the Manager’s compliance program under Rule 38a-1 under the 1940 Act. The Subadviser shall inform the Manager (which may also be provided to the Fund’s Board of Directors) of all material comments that are directly related to the Fund and the services provided under this Agreement received by the Subadviser from the SEC following routine or special SEC examinations or inspections.

(vi) The Subadviser shall provide the Series Fund’s custodian on each business day with information relating to all transactions concerning the Allocated Assets and shall provide the Manager with such information upon request of the Manager.

(vii) The Subadviser shall be responsible for providing to the Manager (and, at the direction of the Manager, to any other service provider of the Fund) its reasonable and good faith fair valuations for any securities in the Fund for which current market quotations are not readily available or reliable based on the Subadviser’s Pricing Policy and Procedures. The Valuation Committee of the Series Fund then shall make final reasonable and good faith fair valuations for any securities in the Fund for which current market quotations are not readily available or reliable. The Subadviser may provide the Valuation Committee, at their request, its fair value recommendation for any such security.

(viii) The investment management services provided by the Subadviser hereunder are not exclusive, and the Subadviser shall be free to render similar services to others.

(ix) Absent specific instructions to the contrary provided to it by the Manager, and subject to the Subadviser’s receipt of all necessary voting materials, the Subadviser shall vote all proxies with respect to investments of the allocated assets in accordance with the Subadviser’s proxy voting policy as most recently provided to the Manager. The Subadviser shall maintain records relating to the proxy votes and shall provide such records to the Manager in a timely manner and in such format so that the Series Fund can meet its obligations to file Form N-PX, (or any successor Form, law, rule, regulation or staff position) with the Securities and Exchange Commission.

(x) Notwithstanding anything else to the contrary in this Agreement, the Subadviser shall not file claims or take any related actions on behalf of the Fund in regards to class action settlements related to securities currently or previously held in the Fund nor shall the Subadviser assist the Custodian or any other party responsible for filing such claims in the evaluation, pursuit or settlement of such claims.

(xi) The Subadviser shall not consult with any other subadviser for the Fund (or with any other subadviser for any fund of the Series Fund) concerning transactions of the Fund in securities or other assets.

(xiii) The Subadviser’s responsibility in providing advice to the Fund is limited to providing advice with respect to the Allocated Assets.

(b) Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any directors, officers, or employees of the Subadviser or its affiliates.

(c) The Subadviser shall keep the books and records with respect to the Allocated Assets required to be maintained by the Subadviser pursuant to paragraph 1(a)(v) hereof and shall timely furnish to the Manager or the Series Fund’s custodian all information relating to the Subadviser’s services hereunder needed to keep the other books and records of the Fund required by Rules 17e-1(c)(2) and 31a-1 (and any successor or additional provision) under the 1940 Act. The Subadviser also agrees upon request of the Manager or the Series Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Subadviser shall permit all books and records with respect to the Fund to be inspected and audited by the Manager and any administrator at all reasonable times during normal business hours, upon reasonable notice. The Subadviser further agrees to maintain and preserve the Fund’s books and records in accordance with the 1940 Act and rules thereunder.

(d) The Subadviser agrees to maintain procedures adequate to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, and other applicable federal securities laws insofar as they relate to the services provided by the Subadviser pursuant to this agreement and to the extent that such activities or services are within the Subadviser’s control. The Subadviser represents, warrants and agrees that the Subadviser will have adopted and implemented, and throughout the term of this Agreement will maintain in effect and implement, policies and procedures reasonably designed to prevent violations by the Subadviser, and its supervised persons, and, to the extent the activities of the Subadviser could affect the Fund, by the Fund, of “federal securities laws” (as defined in Rule 38a-1 under the 1940 Act) insofar as they relate to the services provided by the Subadviser pursuant to this agreement and to the extent that such activities or services are within the Subadviser’s control. The Subadviser further represents that it has provided the Series Fund with true and complete copies of the policies and procedures (or summaries thereof) of the Subadviser and related information requested by the Series Fund. The Subadviser agrees to cooperate with periodic reviews by the Series Fund’s compliance personnel of the Subadviser’s policies and procedures, their operation and implementation and other compliance matters and to provide to the Series Fund from time to time such additional information and certifications in respect of the policies and procedures of the Subadviser, compliance by the Subadviser with federal securities laws and related matters as the Series Fund’s compliance personnel may reasonably request. The Subadviser agrees to promptly notify the Manager of any “material compliance matters” (as defined in Rule 38a-1) that affect the Fund.

(e) The Subadviser shall furnish to the Manager, upon the Manager’s reasonable request, copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof.

(f) The Subadviser agrees to provide, upon reasonable request of the Manager or the Series Fund, information regarding the Subadviser, including but not limited to background information about the Subadviser and its personnel and performance data, for use in connection with efforts to promote the Series Fund and the registration and sale of its shares.

2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and shall oversee and review the Subadviser’s performance of its duties under this Agreement.

3. The Series Fund shall pay the Subadviser, for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at an annual rate of 0.35% of the average daily Net Allocated Assets up to and including $50 million, plus a fee at an annual rate of 0.30% of the average daily Net Allocated Assets up to and including $100 million, plus a fee at an annual rate of 0.15% of the average daily Net Allocated Assets in excess of $100 million. The term “Net Allocated Assets” means the Allocated Assets less related liabilities as determined by the Manager or its designee. This fee will be computed daily and paid monthly.

4. The Subadviser shall not be liable for any loss suffered by the Series Fund or the Manager as a result of any act or omission of the Subadviser in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement. The Series Fund shall indemnify the Subadviser and hold it harmless from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Subadviser resulting from actions from which it is relieved of responsibility by this paragraph. The Subadviser shall indemnify the Series Fund and the Manager and hold them harmless from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Series Fund and the Manager resulting from actions from which the Subadviser is not relieved of responsibility by this paragraph.

5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of

Directors of the Series Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers, or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual, or association.

7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Such materials may be furnished to the Subadviser hereunder by first class mail, overnight delivery, facsimile transmission, electronic transmission, or hand delivery.

8. This Agreement may be amended by mutual consent, but the consent of the Series Fund must be obtained in conformity with the requirements of the 1940 Act.

9. Except as otherwise specifically provided in this Agreement, any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by certified or registered mail, return receipt requested and postage prepaid, (1) to the MetLife Investment Funds, Inc. at 501 Boylston Street, Boston, MA 02116, Attention: Secretary; (2) to MetLife Investment Funds Management LLC at 501 Boylston Street, Boston, MA 02116, Attention: Secretary; (3) to Wellington Management Company, LLP at 75 State Street, Boston, MA 02109 Attention: Legal Services.

10. This Agreement shall be governed by the laws of the State of Massachusetts without regard to its conflicts of law principles.

11. This Agreement may be executed in two or more counterparts, which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

METLIFE INVESTMENT FUNDS, INC.

By:	/s/ Alan C. Leland
Alan C. Leland
President

METLIFE INVESTMENT FUNDS
MANAGEMENT LLC

By:	/s/ Hugh C. McHaffie
Hugh C. McHaffie
President

WELLINGTON MANAGEMENT COMPANY, LLP

By:	/s/ Pamela Dippel
Name:	Pamela Dippel
Title:	Senior Vice President

INVESTMENT SUBADVISORY AGREEMENT

Agreement made as of this 1st day of May 2006, among MetLife Investment Funds, Inc., a Maryland corporation (the “Series Fund”), MetLife Investment Funds Management LLC, a New Jersey limited liability company (the “Manager”), and Delaware Management Company, a series of Delaware Management Business Trust, a statutory trust (the “Subadviser”).

WHEREAS, MetLife Investment Funds Management LLC has entered into a management agreement (the “Management Agreement”) with the Series Fund, a diversified open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), pursuant to which MetLife Investment Funds Management LLC will act as Manager of the Series Fund; and

WHEREAS, the Series Fund is currently divided into four separate series or Funds, each of which is established pursuant to a resolution of the Board of Directors of the Series Fund, and the Series Fund may in the future add additional Funds; and

WHEREAS, the Manager has the responsibility of evaluating, recommending, and supervising investment advisers to each Fund and, in connection therewith, desires to retain the Subadviser to provide investment advisory services to the MetLife Investment Small Company Stock Fund (the “Fund”), the Series Fund has the responsibility of compensating the investment advisers to each Fund and desires to retain the Subadviser to provide investment advisory services to the Fund, and the Subadviser is willing to render such investment advisory services.

NOW, THEREFORE, the parties agree as follows:

1. (a) Subject to the supervision of the Manager and of the Board of Directors of the Series Fund, the Subadviser shall manage the investment operations of the assets of the Fund allocated by the Manager to the Subadviser (such assets referred to as the “Allocated Assets”), including the purchase, retention and disposition of portfolio investments, in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Prospectus of the Fund (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”) and subject to the following understandings:

(i) The Subadviser shall consult periodically with the Manager, and they shall agree upon the current investment strategy for the Allocated Assets in the light of anticipated cash flows.

(ii) The Subadviser shall provide supervision of the Allocated Assets’ investments and determine from time to time what securities, options, futures contracts, and other investments included in the Allocated Assets will be purchased, retained, sold, or loaned by the Fund, and what portion of the Allocated Assets will be invested or held uninvested as cash or short-term investments.

(iii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Articles of Incorporation, By-Laws, and Prospectus of the Series Fund and with the instructions and directions of the Manager and of the Board of Directors of the Series Fund, and will conform to and comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, including but not limited to, the provisions of the Code applicable to “regulated investment companies” (as defined in Section 851 of the Code) and “segregated asset accounts” (as defined in Section 817 of the Code), including but not limited to, the diversification requirements of Section 817(h) of the Code and the regulations thereunder, all as from time to time in effect. If the Fund inadvertently fails the diversification requirements of Section 817(h) of the Code, the Subadviser shall assist the Manager in the preparation of any request for relief or argument to the Commission of the Internal Revenue Service pursuant to Treas. Reg. Section 1-817-5(c)(2) and Revenue Procedure 92-95 (or its successor).

(iv) The Subadviser will place orders for the securities, options, futures contracts, and other investments to be purchased or sold as part of the Allocated Assets with or through such persons, brokers, dealers, or futures commission merchants (including but not limited to persons affiliated with the Manager or Subadviser) as the Subadviser may select in order to carry out the policy with respect to brokerage set forth in the Series Fund’s Registration Statement and Prospectus or as the Board of Directors may direct from time to time. In providing the Fund with investment advice and management, the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers and futures commission merchants, and the brokerage and research services they provide to the Subadviser or the Fund. The parties agree that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis that certain brokers or futures commission merchants are able to provide. The parties further agree that brokers and futures commission merchants that provide such research and analysis may execute brokerage transactions at a higher cost to the Fund than would result if orders to execute such transactions had been placed with other brokers on the sole basis of ability to obtain the most favorable price and efficient execution. Therefore, notwithstanding the second sentence of this paragraph 1(a)(iv), the Subadviser is authorized to place orders for the purchase and sale of securities, options, futures contracts, and other investments for the Fund with brokers or futures commission merchants who provide the Subadviser with such research and analysis, subject to review by the Manager and the Series Fund’s Board of Directors from time to time with respect to the extent and continuation of this practice. The Series Fund and the Manager acknowledge that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser’s services to other clients.

When the Subadviser deems the purchase or sale of a security, option, futures contract, or other investment to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, options, futures contracts, or other investments to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution and to allocate the shares purchased or sold among the Series Fund and the Subadviser’s other clients on a fair and nondiscriminatory basis, in a manner consistent with the Subadviser’s fiduciary obligations to the Fund and to such other clients.

(v) The Subadviser shall maintain all books and records with respect to the portfolio transactions of the Allocated Assets required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and by Rule 17e-1(c)(2) under the 1940 Act. The Subadviser shall provide to the Series Fund and the Manager such reports and information as may be reasonably requested by the Series Fund, its Board of Directors or the Manager, including information requested with respect to the periodic review of this Agreement by the Board of Directors of the Series Fund under Section 15 of the 1940 Act. The Subadviser shall furnish the Manager and any administrator daily, weekly, monthly, quarterly and/or annual reports concerning portfolio transactions and the investment performance of the Fund in such form as may be mutually agreed upon, and agrees to review the Fund and discuss the management of the Fund with representatives or agents of the Manager, any administrator or the Series Fund at their reasonable request. The Subadviser shall, as part of a complete portfolio compliance testing program, perform quarterly diversification testing under Section 817 (h) of the Code based upon its own records with respect to the Allocated Assets. However, the Manager agrees that the official testing for the Fund’s compliance with the Internal Revenue Code of 1986 shall be performed by the Manager or by the Fund’s custodian. The Subadviser shall provide timely notice each calendar quarter if, in accordance with its records, such diversification with respect to the Allocated Assets was not satisfied. The Manager agrees that in the event that the Fund was not in compliance with Section 817(h) or Section 851 of the Code that it will instruct the Subadviser on the corrections that it should take within 30 days of the end of the calendar quarter. The Subadviser shall also provide the Manager, any administrator or the Series Fund with such other information and reports as may reasonably be requested by the Manager, any administrator or the Series Fund from time to time, including without limitation (i) all material as reasonably may be requested by the Directors of the Series Fund pursuant to Section 15(c) of the 1940 Act; (ii)

monthly or quarterly compliance checklists in the form prescribed by the Manager; and (iii) such periodic reports as may be required by the Series Fund’s or the Manager’s compliance program under Rule 38a-1 under the 1940 Act. The Subadviser shall furnish the Manager (which may also provide it to the Fund’s Board of Directors) with copies of all material comments that are directly related to the Fund and the services provided under this Agreement received by the Subadviser from the SEC following routine or special SEC examinations or inspections.

(vi) The Subadviser shall provide the Series Fund’s custodian on each business day with information relating to all transactions concerning the Allocated Assets and shall provide the Manager with such information upon request of the Manager.

(vii) The Subadviser shall be responsible for providing to the Manager (and, at the direction of the Manager, to any other service provider of the Fund) its reasonable and good faith fair valuations for any securities in the Fund for which current market quotations are not readily available or reliable. The Valuation Committee of the Series Fund then shall, in cooperation with the Subadviser, make final reasonable and good faith fair valuations for any securities in the Fund for which current market quotations are not readily available or reliable.

(viii) The investment management services provided by the Subadviser hereunder are not exclusive, and the Subadviser shall be free to render similar services to others.

(ix) Absent specific instructions to the contrary provided to it by the Manager, and subject to the Subadviser’s receipt of all necessary voting materials, the Subadviser shall vote all proxies with respect to investments of the allocated assets in accordance with the Subadviser’s proxy voting policy as most recently provided to the Manager. The Subadviser shall maintain records relating to the proxy votes and shall provide such records to the Manager in a timely manner and in such format so that the Series Fund can meet its obligations to file Form N-PX, (or any successor Form, law, rule, regulation or staff position) with the Securities and Exchange Commission.

(x) The Subadviser shall not consult with any other subadviser for the Fund (or with any other subadviser for any fund of the Series Fund) concerning transactions of the Fund in securities or other assets.

(xi) The Subadviser’s responsibility in providing advice to the Fund is limited to providing advice with respect to the Allocated Assets.

(b) Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any directors, officers, or employees of the Subadviser or its affiliates.

(c) The Subadviser shall keep the books and records with respect to the Allocated Assets required to be maintained by the Subadviser pursuant to paragraph 1(a)(v) hereof and shall timely furnish to the Manager or the Series Fund’s custodian all information relating to the Subadviser’s services hereunder needed to keep the other books and records of the Fund required by Rules 17e-1(c)(2) and 31a-1 (and any successor or additional provision) under the 1940 Act. The Subadviser also agrees upon request of the Manager or the Series Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Subadviser shall permit all books and records with respect to the Fund to be inspected and audited by the Manager and any administrator at all reasonable times during normal business hours, upon reasonable notice. The Subadviser further agrees to maintain and preserve the Fund’s books and records in accordance with the 1940 Act and rules thereunder.

(d) The Subadviser agrees to maintain procedures adequate to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and other applicable state and federal laws and regulations. The Subadviser represents, warrants and agrees that the Subadviser will have adopted and implemented, and throughout the term of this Agreement will maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadviser, and its supervised persons, and, to the extent the activities of the Subadviser could affect the Fund, by the Fund, of “federal securities laws” (as defined in Rule 38a-1 under the 1940 Act), and that the Subadviser has provided the Series Fund with true and complete copies of the policies and procedures (or summaries thereof) of the Subadviser and related information requested by the Series Fund. The Subadviser agrees to cooperate with periodic reviews by the Series Fund’s compliance personnel of the Subadviser’s policies and procedures, their operation and implementation and other compliance matters and to provide to the Series Fund from time to time such additional information and certifications in respect of the policies and procedures of the Subadviser, compliance by the Subadviser with federal securities laws and related matters as the Series Fund’s compliance personnel may reasonably request. The Subadviser agrees to promptly notify the Manager of any “material compliance matters” (as defined in Rule 38a-1) that affect the Fund.

(e) The Subadviser shall furnish to the Manager, upon the Manager’s reasonable request, copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof.

(f) The Subadviser agrees to provide, upon reasonable request of the Manager or the Series Fund, information regarding the Subadviser, including but not limited to background information about the Subadviser and its personnel and performance data, for use in connection with efforts to promote the Series Fund and the registration and sale of its shares.

2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and shall oversee and review the Subadviser’s performance of its duties under this Agreement.

3. The Series Fund shall pay the Subadviser, for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at an annual rate of 0.50% of the average daily Net Allocated Assets. The term “Net Allocated Assets” means the Allocated Assets less related liabilities as determined by the Manager or its designee. This fee will be computed daily and paid monthly.

4. The Subadviser shall not be liable for any loss suffered by the Series Fund or the Manager as a result of any act or omission of the Subadviser in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties under this Agreement or from its reckless disregard of its obligations and duties under this Agreement. The Series Fund shall indemnify the Subadviser and hold it harmless from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Subadviser resulting from actions from which it is relieved of liability by this paragraph. The Subadviser shall indemnify the Series Fund and the Manager and hold them harmless from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Series Fund and the Manager resulting from actions from which the Subadviser is not relieved of liability by this paragraph.

5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Series Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on 60 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers, or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual, or association.

7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Such materials may be furnished to the Subadviser hereunder by first class mail, overnight delivery, facsimile transmission, electronic transmission, or hand delivery.

8. The Sub-Adviser shall, with the prior written approval of the Manager, be permitted to include the names of the Manager and the Series Fund on any client lists.

9. This Agreement may be amended by mutual consent, but the consent of the Series Fund must be obtained in conformity with the requirements of the 1940 Act.

10. Except as otherwise specifically provided in this Agreement, any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by certified or registered mail, return receipt requested and postage prepaid, (1) to the MetLife Investment Funds, Inc. at 501 Boylston Street, Boston, MA 02116, Attention: Secretary; (2) to MetLife Investment Funds Management LLC at 501 Boylston Street, Boston, MA 02116, Attention: Secretary; and (3) to the Subadvisor at Delaware Investment Advisers, One Commerce Square, 2005 Market Street, 29th Floor, Philadelphia, PA 19103, Attention: General Counsel.

11. This Agreement shall be governed by the laws of the Commonwealth of Massachusetts without regard to its conflicts of law principles.

12. This Agreement may be executed in two or more counterparts, which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

METLIFE INVESTMENT FUNDS, INC.

By:	/s/Alan C. Leland
Alan C. Leland
President

METLIFE INVESTMENT FUNDS
MANAGEMENT LLC

By:	/s/ Hugh C. McHaffie
Hugh C. McHaffie
President

DELAWARE MANAGEMENT COMPANY

By:	/s/ Patrick P. Coyne
Patrick P. Coyne
Executive Vice President/Managing Director/Chief
Investment Officer, Equity Investments

INVESTMENT SUBADVISORY AGREEMENT

Agreement made as of this 1st day of May 2006, among MetLife Investment Funds, Inc., a Maryland corporation (the “Series Fund”), MetLife Investment Funds Management LLC, a New Jersey limited liability company (the “Manager”), and OFI Institutional Asset Management, Inc., a Pennsylvania corporation (the “Subadviser”).

WHEREAS, MetLife Investment Funds Management LLC has entered into a management agreement (the “Management Agreement”) with the Series Fund, a diversified open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), pursuant to which MetLife Investment Funds Management LLC will act as Manager of the Series Fund; and

WHEREAS, the Series Fund is currently divided into four separate series or Funds, each of which is established pursuant to a resolution of the Board of Directors of the Series Fund, and the Series Fund may in the future add additional Funds; and

WHEREAS, the Manager has the responsibility of evaluating, recommending, and supervising investment advisers to each Fund and, in connection therewith, desires to retain the Subadviser to provide investment advisory services to the MetLife Investment Small Company Stock Fund (the “Fund”), the Series Fund has the responsibility of compensating the investment advisers to each Fund and desires to retain the Subadviser to provide investment advisory services to the Fund, and the Subadviser is willing to render such investment advisory services.

NOW, THEREFORE, the parties agree as follows:

1. (a) Subject to the supervision of the Manager and of the Board of Directors of the Series Fund, the Subadviser shall manage the investment operations of the assets of the Fund allocated by the Manager to the Subadviser (such assets referred to as the “Allocated Assets”), including the purchase, retention and disposition of portfolio investments, in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Prospectus of the Fund (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”) and subject to the following understandings:

(i) The Subadviser shall consult periodically with the Manager, and they shall agree upon the current investment strategy for the Allocated Assets in the light of anticipated cash flows.

(ii) The Subadviser shall provide supervision of the Allocated Assets’ investments and determine from time to time what securities, options, futures contracts, and other investments included in the Allocated Assets will be purchased, retained, sold, or loaned by the Fund, and what portion of the Allocated Assets will be invested or held uninvested as cash or short-term investments.

(iii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Articles of Incorporation, By-Laws, and Prospectus of the Series Fund and with the instructions and directions of the Manager and of the Board of Directors of the Series Fund, and will conform to and comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, including but not limited to, the provisions of the Code applicable to “regulated investment companies” (as defined in Section 851 of the Code) and “segregated asset accounts” (as defined in Section 817 of the Code), including but not limited to, the diversification requirements of Section 817(h) of the Code and the regulations thereunder, all as from time to time in effect. If the Fund inadvertently fails the diversification requirements of Section 817(h) of the Code, the Subadviser shall assist the Manager in the preparation of any request for relief or argument to the Commission of the Internal Revenue Service pursuant to Treas. Reg. Section 1-817-5(c)(2) and Revenue Procedure 92-95 (or its successor). Notwithstanding the foregoing, the Subadviser shall have no responsibility to monitor compliance with limitations or restrictions for which information from the Advisor or its authorized agent is necessary to enable the Subadviser to monitor compliance with such limitations or restrictions, unless such information is provided to the Subadviser in writing and as otherwise agreed upon.

(iv) The Subadviser will place orders for the securities, options, futures contracts, and other investments to be purchased or sold as part of the Allocated Assets with or through such persons, brokers, dealers, or futures commission merchants (including but not limited to persons affiliated with the Manager or Subadviser) (together, the “broker-dealers”) as the Subadviser may select in order to carry out its policy with respect to brokerage transactions. In providing the Fund with investment advice and management, the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers and futures commission merchants, and the brokerage and research services they provide to the Subadviser or the Fund. The parties agree that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis that certain brokers are able to provide. Therefore, subject to the Subadviser’s duty to seek best execution, the Subadviser shall have discretion, in the interests of the Fund, to allocate brokerage on the Fund’s portfolio transactions to broker-dealers, other than affiliated broker-dealers, who provide brokerage and/or research services (as such services are defined in Section

28(e)(3) of the Securities Exchange Act of 1934, as amended) for the Fund and/or other accounts for which the Subadviser or its affiliates exercise “investment discretion” (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934, as amended) and to cause the Fund to pay such broker-dealers a commission for effecting a portfolio transaction for the Fund that is in excess of the amount of commission another broker-dealer adequately qualified to effect such transaction would have charged for effecting that transaction, if the Subadviser determines, in good faith, that such commission is reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Subadviser or its affiliates with respect to the accounts as to which they exercise investment discretion. In reaching such determination, the Subadviser will not be required to place or attempt to place a specific dollar value on the brokerage and/or research services provided or being provided by such broker-dealer. The Series Fund and the Manager acknowledge that the services provided by such broker-dealers may be useful to the Subadviser in connection with the Subadviser’s services to other clients.

When the Subadviser deems the purchase or sale of a security, option, futures contract, or other investment to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, options, futures contracts, or other investments to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution and to allocate the shares purchased or sold among the Fund and the Subadviser’s other clients on a fair and nondiscriminatory basis, in a manner consistent with the Subadviser’s fiduciary obligations to the Fund and to such other clients.

(v) The Subadviser shall maintain all books and records with respect to the portfolio transactions of the Allocated Assets required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and by Rule 17e-1(c)(2) under the 1940 Act. The Subadviser shall provide to the Series Fund and the Manager such reports and information as may be reasonably requested by the Series Fund, its Board of Directors or the Manager, including information requested with respect to the periodic review of this Agreement by the Board of Directors of the Series Fund under Section 15 of the 1940 Act. The Subadviser shall furnish the Manager and any administrator daily, weekly, monthly, quarterly and/or annual reports concerning portfolio transactions and the investment performance of the Fund in such form as may be mutually agreed upon, and agrees to review the Fund’s investment program and discuss the management of the Fund with representatives or agents of the Manager, any administrator or the Series Fund at their reasonable request. The Subadviser shall, as part of a complete portfolio compliance testing program, perform quarterly diversification testing under Section 817 (h) of the Code. The

Subadviser shall provide timely notice each calendar quarter that such diversification was satisfied, or if not satisfied, that corrections were made within 30 days of the end of the calendar quarter. The Subadviser shall also provide the Manager, any administrator or the Series Fund with such other information and reports as may reasonably be requested by the Manager, any administrator or the Series Fund from time to time, including without limitation (i) all material as reasonably may be requested by the Directors of the Series Fund pursuant to Section 15(c) of the 1940 Act; (ii) monthly or quarterly compliance checklists in the form prescribed by the Manager; and (iii) such periodic reports as may be required by the Series Fund’s or the Manager’s compliance program under Rule 38a-1 under the 1940 Act. The Subadviser shall furnish the Manager (which also may be provided to the Series Fund’s Board of Directors) with copies of all material comments that are directly related to the Fund and the services provided under this Agreement received by the Subadviser from the SEC following routine or special SEC examinations or inspections. The Manager acknowledges that the Subadviser is not the compliance agent for the Fund or the Manager, and does not have access to the Fund’s books and records necessary to perform certain compliance testing. To the extent that the Subadviser has agreed to perform the services and provide information specified in this Agreement, the Subadviser shall do so based upon its books and records with respect to the Fund and written information provided by the Manager or Fund.

(vi) The Subadviser shall provide the Series Fund’s custodian on each business day with information relating to all transactions concerning the Allocated Assets and shall provide the Manager with such information upon request of the Manager.

(vii) The Subadviser will provide the Manager with reasonable assistance, including recommended prices, regarding the valuation of securities for which market quotations are not readily available or if the Manager otherwise deems it necessary to determine fair valuation for a particular security. The Valuation Committee of the Series Fund then shall, in cooperation with the Subadviser, be responsible for making final reasonable and good faith fair valuations for any securities held in the Allocated Assets for which current market quotations are not readily available or reliable. The parties acknowledge that the Subadviser is not the fund accounting agent for the Fund and is not responsible for pricing determinations or calculations and any valuation information provided by the Subadviser is provided for information purposes only.

(viii) The investment management services provided by the Subadviser hereunder are not exclusive, and the Subadviser shall be free to render similar services to others.

(ix) Absent specific instructions to the contrary provided to it by the Manager, and subject to the Subadviser’s receipt of all necessary voting materials,

the Subadviser shall vote all proxies with respect to investments of the allocated assets in accordance with the Subadviser’s Proxy Voting Guidelines pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940. The Subadviser shall maintain records for all proxies that it votes and shall provide such records to the Manager in a timely manner and in such format so that the Series Fund can meet its obligations to file Form N-PX, (or any successor Form, law, rule, regulation or staff position) with the Securities and Exchange Commission. Costs incurred for the solicitation of proxies, preparing proxy materials, and making any other related regulatory filings are the responsibility of the Manager and/or the Series Fund; however, the Subadviser will be responsible for its share of such costs if activities of the Subadviser necessitate a proxy solicitation or other regulatory filing.

(x) The Subadviser shall not consult with any other subadviser for the Fund (or with any other subadviser for any fund of the Series Fund) concerning transactions of the Fund in securities or other assets.

(xi) The Subadviser’s responsibility in providing advice to the Fund is limited to providing advice with respect to the Allocated Assets.

(b) Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any directors, officers, or employees of the Subadviser or its affiliates.

(c) The Subadviser shall keep the books and records with respect to the Allocated Assets required to be maintained by the Subadviser pursuant to paragraph 1(a)(v) hereof and shall timely furnish to the Manager or the Series Fund’s custodian all information relating to the Subadviser’s services hereunder needed to keep the other books and records of the Fund required by Rules 17e-1(c)(2) and 31a-1 (and any successor or additional provision) under the 1940 Act. The Subadviser also agrees upon request of the Manager or the Series Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Subadviser shall permit all books and records with respect to the Allocated Assets to be inspected and audited by the Manager and any administrator at all reasonable times during normal business hours, upon reasonable notice. The Subadviser further agrees to maintain and preserve books and records with respect to the Allocated Assets in accordance with the 1940 Act and rules thereunder.

(d) The Subadviser agrees to maintain procedures adequate to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and other applicable state and federal laws and regulations. The Subadviser represents, warrants and agrees that the Subadviser will have adopted and implemented, and throughout the term of this Agreement will maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadviser, and its supervised persons, and, to the extent such activities are conducted on behalf of the Fund, by the Fund, of “federal securities laws” (as defined in Rule 38a-1 under the 1940 Act), and that the Subadviser has provided the Series Fund with true and complete copies of the policies and procedures (or summaries thereof) of the Subadviser and related information requested by the Series Fund. The Subadviser agrees to cooperate with periodic reviews by the Series Fund’s compliance personnel of the Subadviser’s policies and procedures, their operation and implementation and other compliance matters and to provide to the Series Fund from time to time such additional information and certifications in respect of the policies and procedures of the Subadviser, compliance by the Subadviser with federal securities laws and related matters as the Series Fund’s compliance personnel may reasonably request. The Subadviser agrees to promptly notify the Manager of any “material compliance matters” (as defined in Rule 38a-1) that affect the Fund.

(e) The Subadviser shall furnish to the Manager, upon the Manager’s reasonable request, copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof.

(f) The Subadviser agrees to provide, upon reasonable request of the Manager or the Series Fund, information regarding the Subadviser, including but not limited to background information about the Subadviser and its personnel and performance data, for use in connection with efforts to promote the Series Fund and the registration and sale of its shares.

2. (a) The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and shall oversee and review the Subadviser’s performance of its duties under this Agreement.

(b) The Manager has furnished the Subadviser a copy of the Fund’s Prospectus, and agrees during the continuance of this Agreement to furnish the Subadviser with copies of any revisions or supplements thereto relevant to the Subadviser’s management of the Fund at, or, if practicable, before the time the revisions or supplements become effective. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Subadviser until the Subadviser’s receipt thereof. The Manager agrees to inform the Subadviser of any changes or action requested by the Board of the Series Fund, to the extent they may affect the duties of the Subadviser. The Manager will provide any further materials or information that the Subadviser may reasonably request to enable it to perform its functions under this Agreement.

3. (a) The Series Fund shall pay the Subadviser, for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at an annual rate of 0.70% of the average daily Net Allocated Assets up to and including $100 million, plus a fee at an annual rate of 0.65% of the average daily Net Allocated Assets over $100 million and up to and including $150 million, plus a fee at an annual rate of 0.60% of the average daily Net Allocated

Assets over $150 million. The term “Net Allocated Assets” means the Allocated Assets less related liabilities as determined by the Manager or its designee. This fee will be computed daily and paid monthly.

(b) Except for expenses specifically assumed or agreed to be paid by the Subadviser pursuant hereto, the Subadviser shall not be liable for any expenses of the Manager or the Fund including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Fund, and (c) custodian fees and expenses. The Subadviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

4. Except as may otherwise be provided by the 1940 Act or other federal securities laws, the Subadviser (including, for the purposes of this Paragraph 4, its officers, partners, managing directors, employees, affiliates within the meaning of Section 2(a)(3) of the 1940 Act, and agents) shall not be liable for any loss suffered by the Series Fund or the Manager as a result of any act or omission of the Subadviser in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty within the meaning of Section 36(b) of the 1940 Act with respect to the receipt of compensation for services, or the willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement. The Fund shall indemnify the Subadviser and hold it harmless from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Subadviser resulting from actions from which it is relieved of responsibility by this paragraph. The Subadviser shall indemnify the Fund and the Manager (including, for the purposes of this Paragraph 4, each of their officers, partners, managing directors, employees, affiliates within the meaning of Section 2(a)(3) of the 1940 Act, and agents) and hold them harmless from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Fund and the Manager resulting from actions from which the Subadviser is not relieved of responsibility by this paragraph.

5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Series Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers, or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual, or association.

7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all Prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Such materials may be furnished to the Subadviser hereunder by first class mail, overnight delivery, facsimile transmission, electronic transmission, or hand delivery.

8. This Agreement may be amended by mutual consent, but the consent of the Series Fund must be obtained in conformity with the requirements of the 1940 Act.

9. Except as otherwise specifically provided in this Agreement, any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by certified or registered mail, return receipt requested and postage prepaid, (1) to the MetLife Investment Funds, Inc. at 501 Boylston Street, Boston, MA 02116, Attention: Secretary; (2) MetLife Investment Funds Management LLC at 501 Boylston Street, Boston, MA 02116, Attention: President; or (3) to OFI Institutional Asset Management, Inc., 301 North Spring Street, Bellefonte, PA 16823, Attention: President.

10. This Agreement shall be governed by the laws of the State of Massachusetts without regard to its conflicts of law principles.

11. All information and advice furnished by one party to the other party (including their respective agents, employees and representatives) hereunder shall be treated as confidential and shall not be disclosed to third parties, except as may be necessary under the normal course of business and to comply with applicable laws, rules and regulations, subpoenas or court orders. Each party will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the other party, which approval shall not be unreasonably withheld and may not be withheld where a party may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the other party.

12. This Agreement may be executed in two or more counterparts, which taken together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

METLIFE INVESTMENT FUNDS, INC.

By:	/s/ Alan C. Leland
Alan C. Leland
President

METLIFE INVESTMENT FUNDS
MANAGEMENT LLC

By:	/s/ Hugh C. McHaffie
Hugh C. McHaffie
President

OFI INSTITUTIONAL ASSET MANAGEMENT, INC.

By:	/s/ John B. Lieb, Jr.
John B. Lieb, Jr.
Chief Operating Officer

FIRST AMENDMENT TO

INVESTMENT SUBADVISORY AGREEMENT

Reference is made to the Investment Subadvisory Agreement, dated as of May 1, 2006, among MetLife Investment Funds, Inc., a Maryland corporation (the “Series Fund”), MetLife Investment Funds Management LLC, a New Jersey limited liability company (the “Manager”), and OFI Institutional Asset Management, Inc., a New York corporation (the “Subadviser”) with respect to the MetLife Investment Small Company Stock Fund (the “Fund”) (the “Subadvisory Agreement”).

WHEREAS, the parties desire to amend the Subadvisory Agreement to reduce the fee rate paid by the Fund.

NOW, THEREFORE, the parties agree as follows:

1. Section 3 of the Subadvisory Agreement is amended to add the following sentence at the end of the Section:

There shall be a 10% discount in the fee from May 1, 2006, to and including September 30, 2007.

2. This amendment may be executed in two or more counterparts, which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of May 1, 2006.

METLIFE INVESTMENT FUNDS, INC.

By:	/s/ Alan C. Leland, Jr.
Alan C. Leland, Jr.
President

METLIFE INVESTMENT FUNDS MANAGEMENT LLC

By:	/s/ Hugh C. McHaffie
Hugh C. McHaffie
President

OFI INSTITUTIONAL ASSET MANAGEMENT, INC.

By:	/s/ John B. Lieb, Jr.
John B. Lieb, Jr.
Chief Operating Officer